                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED APRIL 30, 1998


LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[LOGO]
Offering investors the opportunity
for high current return

KEMPER DIVERSIFIED
INCOME FUND

              "... The move out of this sector (foreign currency bonds) was the right one for the fund. It enabled us to invest assets in other sectors where we saw more
            opportunity to enhance income-earning potential. ..."



                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
MANAGEMENT TEAM
6
PERFORMANCE UPDATE
8
PORTFOLIO STATISTICS
9
PORTFOLIO OF
INVESTMENTS
18
FINANCIAL STATEMENTS
20
NOTES TO
FINANCIAL STATEMENTS
24
FINANCIAL HIGHLIGHTS
26
SHAREHOLDERS' MEETING

AT A GLANCE
--------------------------------------------------------------------------------
KEMPER DIVERSIFIED INCOME
FUND TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 1998
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                                 5.76%
CLASS B                                                 5.26%
CLASS C                                                 5.29%
LIPPER MULTI-SECTOR INCOME FUNDS CATEGORY AVERAGE*      4.55%
--------------------------------------------------------------------------------

Returns and rankings are historical and do not represent future performance. Returns, rankings and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------
                               AS OF      AS OF
                              4/30/98    10/31/97
--------------------------------------------------------------------------------
KEMPER DIVERSIFIED INCOME
FUND CLASS A                   $6.07      $5.96
--------------------------------------------------------------------------------
KEMPER DIVERSIFIED INCOME
FUND CLASS B                   $6.07      $5.96
--------------------------------------------------------------------------------
KEMPER DIVERSIFIED INCOME
FUND CLASS C                   $6.10      $5.99
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER DIVERSIFIED INCOME
FUND RANKINGS
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER MULTI-SECTOR INCOME FUNDS CATEGORY*

                    CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------
1-YEAR              #46 of     #57 of     #56 of
                   82 funds   82 funds   82 funds
--------------------------------------------------------------------------------
5-YEAR               #2 of       N/A        N/A
                   20 funds
--------------------------------------------------------------------------------
10-YEAR              #1 of       N/A        N/A
                    5 funds
--------------------------------------------------------------------------------
15-YEAR              #1 of       N/A        N/A
                    2 funds
--------------------------------------------------------------------------------
20-YEAR              #1 of       N/A        N/A
                    2 funds
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 DIVIDEND AND YIELD REVIEW
--------------------------------------------------------------------------------

 THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF APRIL 30, 1998.

                 CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
SIX-MONTHS
INCOME:           $.2290    $.2001    $.2035
--------------------------------------------------------------------------------
APRIL DIVIDEND:   $.0365    $.0316    $.0320
--------------------------------------------------------------------------------
ANNUALIZED
DISTRIBUTION
RATED:             7.22%     6.25%     6.30%
--------------------------------------------------------------------------------
SEC YIELD+:        6.70%     6.04%     6.14%
--------------------------------------------------------------------------------

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 1998. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended April 30, 1998, shown as an annualized percentage of the maximum offering price on that date. The SEC yield is computed in accordance with the standardized method prescribed by the Securities and Exchange Commission.

The fund may invest in lower-rated and non-rated securities which present greater risk of loss to principal and interest than higher-rated securities. The fund may also invest a significant portion of its assets in foreign securities which present special risks including fluctuating exchange rates, government regulation and differences in liquidity that may affect the volatility of your investment.

TERMS TO KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR INCOME STYLE BOX
--------------------------------------------------------------------------------

[MATURITY QUALITY DIAGRAM]

Source: Morningstar, Inc., Chicago, IL 312-696-6000. (Morningstar's Style Box is based on a portfolio date as of April 30, 1998.) The Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

Please note that style boxes do not represent   an exact assessment of risk and
do not represent future performance. Please consult the prospectus for a description of investment policies.


GRAY MONDAY The name used to identify Monday, October 27, 1997. On that day the Dow Jones Industrial average lost 554 points or 7 percent of its total value. Gray Monday is a comparison to Black Monday, October 19, 1987, when the market lost almost 23 percent of its total value.

HEDGING A strategy used to help protect an investment. Financial managers can use any number of technical and nontechnical procedures to hedge or reduce the possibility of a loss on an investment.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

YIELD A fund's yield is a measure of the net investment income per share earned over a specific one-month or 30-day period expressed as a percentage of the maximum offering price of the fund's shares at the end of the period.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS. HE IS ALSO A MEMBER OF THE INVESTMENT POLICY AND STRATEGY COMMITTEE FOR KEMPER FUNDS.

SILVIA HOLDS BACHELOR OF ARTS AND PH.D. DEGREES IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND HAS A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $200 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPLEXES IN THE UNITED STATES.

DEAR SHAREHOLDERS,

Stable economic growth, low interest rates and sustained lower inflation have continued to produce a beneficial market environment for investors in the second quarter of 1998. Despite heightened sensitivity to earnings estimates and announcements, the market continued to support financial assets. We expect this favorable climate to continue -- in spite of the sensitivity -- at least over the shorter term.

     As always, expectations have been at the heart of the actions and reactions that move the markets. Expectations appear to be high, as demonstrated by a record flow of new cash into mutual funds. As of April 30, 1998, a record $5 trillion in mutual fund assets surpassed total assets of the nation's banks, according to the Investment Company Institute, a trade organization that monitors the mutual fund industry, and the Federal Reserve Bank in Washington.

     Unfortunately, high expectations often combine with high anxiety -- today's investors are attuned to even the smallest hint of economic change. The result is volatility. Many who believe that our long-running bull market is too good to be true or that stock prices are too high are wondering when the market will reverse.

     While a reversal may not be on the immediate horizon, investors are wise to watch for several signs that change is underway: rising prices, indicating higher inflation; repercussions of the Asian economic crisis on American business, which could appear in the form of reduced earnings; and a continued widening of our trade deficit, a serious imbalance caused by heightened American demand for foreign goods and services.

     On April 27, expectations were tested by reports that the Federal Reserve Board ("the Fed") was considering a hike in interest rates. The markets reacted immediately to this news, driving stock prices downward. But at its monetary policy meeting on May 19, the Fed chose to leave interest rates alone. In the coming months, the Fed could raise rates if inflation accelerates or if growth appears to be too rapid compared to the Fed's expectations.

     Our positive outlook for the short term is based primarily on the current resiliency of our marketplace. The United States appears to be firmly planted in the middle of an economic cycle, with no evidence of detrimental pressures that might be associated with the market's phenomenal growth. We are not seeing price increases for goods and services or a downturn in the housing market, both of which we might expect late in an economic cycle.

     Equities have continued to reward investors. The U.S. stock market, as measured by the Standard & Poor's 500, gained nearly 14 percent in the first quarter of 1998 and returned more than 13 percent year-to-date through the end of May. Bonds have also rewarded investors in terms of real return, which is total return less the rate of inflation. The high yield and corporate debt fixed-income markets also have performed well.

     U.S. economic growth, as measured by the gross domestic product (GDP) growth rate, was slightly above 4 percent for the first quarter. Our general expectation for the year is that growth in all of 1998 will increase between 2.5 and 3 percent over last year. In other words, the economy will remain strong, but will slow down as the year progresses.

     Consumer spending and corporate fixed investment have fueled the economy's solid growth. Spending on both capital goods and high technology has been strong. Corporate profits have grown between 5 and 10 percent, which appears to be acceptable in an environment of stable interest rates. U.S. employment growth has ranged from 2 to 2.25 percent, continuing to exceed expectations. Consumer confidence has continued to hit near all-time highs. The increase in output prices, an indicator of inflation measured by the Consumer Price Index (CPI), has remained at 1.5 to 2 percent.

     Adding to the good news, all seems to be quiet on the domestic policy front. At the end of February, the U.S. federal budget deficit essentially vanished. Recent efforts to reduce the deficit, combined with higher federal revenues due to the robust economy, have left us with an expected budget surplus of $60 billion to $80 billion for fiscal 1998. To date, our Democratic president and Republican Congress have not agreed on any significant legislation regarding tax credits, spending cuts or health care that could threaten the newfound federal budget surplus.

     Can we expect a little more excitement from overseas? A full-scale global recession from last year's Asian economic crisis seems unlikely at this point. The crisis has yet

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

      The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]

                                    NOW (5/31/98)    6 MONTHS AGO      1 YEAR AGO      2 YEARS AGO
10-YEAR TREASURY RATE(1)                5.65            5.81            6.49            6.91
PRIME RATE(2)                           8.5             8.5             8.5             8.25
INFLATION RATE(3)*                      1.5             1.89            2.23            2.89
THE U.S. DOLLAR(4)                      6.86           10.26            5.52            9.15
CAPITAL GOODS ORDERS(5)*                9.28           10.28            7.16            3.48
INDUSTRIAL PRODUCTION(5)*               3.85            5.76            4.28            3.79
EMPLOYMENT GROWTH(6)                    2.61            2.8             2.5             2.13

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of April 30, 1998.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


to hurt most U.S. businesses and investors. Quite the contrary. While the mere threat of repercussions from the Asian crisis added to the anxiety mentioned earlier, it has also had the effect of keeping U.S. interest rates and prices in check, making the U.S. economy all the more attractive to investors around the world.

     In the global economy, the U.S. dollar continues to appreciate in value compared to other currencies. In fact, more capital is flowing into U.S. markets as investors generally avoid Asia. Europe also has been benefiting from the crisis. Canada, which is a commodity-producing exporter, has been somewhat negatively affected as commodity prices have fallen. Political unrest in Indonesia, nuclear tests in India and Pakistan and economic turmoil in Russia have been keeping international investors on the edges of their seats.

     Other major developments abroad include the final selection of countries to participate in Europe's single currency next year. Many European countries are adopting more restrictive fiscal policy and reducing inflation in anticipation of the momentous European Economic and Monetary Union (EMU). But after the EMU is established in 1999, tensions may indeed mount as countries work to adapt to the new structure.

     As we approach the turn of the century, one caveat remains: Don't underestimate the potential of the Year 2000 computer code problem. It appears that a significant number of federal government agencies will not meet the criteria necessary to avoid the problem. Many businesses are revealing that billions of dollars are being spent on the situation. Some experts say a global recession is in store. Others adamantly disagree. In any event, we may indeed see a reduction in capital spending toward the end of 1998 and the first half of next year as companies focus on fixing existing computers rather than on purchasing new equipment. We'll keep you posted!

     Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA
June 10, 1998

MANAGEMENT TEAM

                         KEMPER DIVERSIFIED INCOME FUND

                           PORTFOLIO MANAGEMENT TEAM

[BEIMFORD PHOTO]

J. PATRICK BEIMFORD, JR., JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1976 AND IS A MANAGING DIRECTOR AND LEAD PORTFOLIO MANAGER OF KEMPER DIVERSIFIED INCOME FUND. BEIMFORD RECEIVED A BACHELOR OF SCIENCE AND INDUSTRIAL MANAGEMENT DEGREE FROM PURDUE UNIVERSITY AND EARNED AN M.B.A. FROM THE UNIVERSITY OF CHICAGO.

[CESSINE PHOTO]

ROBERT CESSINE IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS AND AN OFFICER OF KEMPER DIVERSIFIED INCOME FUND. HE JOINED THE COMPANY IN 1993. CESSINE RECEIVED BOTH A B.S. AND M.S. FROM THE UNIVERSITY OF WISCONSIN.

[JOHNS PHOTO]

GORDON JOHNS JOINED SCUDDER KEMPER INVESTMENTS IN 1988. HE IS AN OFFICER OF KEMPER DIVERSIFIED INCOME FUND. JOHNS GRADUATED FROM BALLIOL COLLEGE, OXFORD, WITH A B.A. IN LAW.

[MCNAMARA PHOTO]

MIKE MCNAMARA HAS BEEN WITH THE ORGANIZATION SINCE 1972 AND IS A MANAGING DIRECTOR AND AN OFFICER OF KEMPER DIVERSIFIED INCOME FUND. MCNAMARA GRADUATED WITH A B.S. IN BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF MISSOURI AND EARNED AN M.B.A. FROM LOYOLA UNIVERSITY.

[RESIS PHOTO]

HARRY RESIS IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS. HE JOINED THE COMPANY IN 1988 AND IS AN OFFICER OF KEMPER DIVERSIFIED INCOME FUND. RESIS RECEIVED A B.A. IN FINANCE FROM MICHIGAN STATE UNIVERSITY.

[VANDENBERG PHOTO]

RICHARD VANDENBERG JOINED SCUDDER KEMPER INVESTMENTS IN MARCH 1996 AND IS A MANAGING DIRECTOR. HE IS ALSO AN OFFICER OF KEMPER DIVERSIFIED INCOME FUND. VANDENBERG HAS 25 YEARS OF FIXED-INCOME PORTFOLIO MANAGEMENT EXPERIENCE. HE RECEIVED A BACHELOR'S DEGREE AND M.B.A. FROM THE UNIVERSITY OF WISCONSIN.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

PERFORMANCE UPDATE

THE SIX-MONTH REPORTING PERIOD -- NOVEMBER 1, 1997 THROUGH APRIL 30, 1998 -- WAS A RELATIVELY CALM PERIOD AFTER A TUMULTUOUS MARKET DOWNTURN IN LATE OCTOBER 1997. THE PORTFOLIO MANAGEMENT TEAM OF KEMPER DIVERSIFIED INCOME FUND CONCENTRATED ITS EFFORTS ON ADJUSTING THE PORTFOLIO COMPOSITION TO ENHANCE THE FUND'S INCOME-EARNING POTENTIAL

Q     HOW DID THE KEMPER DIVERSIFIED INCOME FUND PERFORM DURING THE SEMIANNUAL
PERIOD?

A     The total return for the fund's Class A shares was 5.76 percent
(unadjusted for any sales charge). Unadjusted returns for Class B and C shares were 5.26 percent and 5.29 percent respectively.

Q     WHAT CAN YOU TELL US ABOUT THE GLOBAL ECONOMY AND HOW IT AFFECTED THE
MARKETS IN WHICH THE FUND INVESTS?

A     As you probably recall, right before the start of the fiscal period there was a severe economic crisis in Southeast Asia that triggered steep, but temporary declines in world markets. Much of what occurred from November through April was in some way linked to that dramatic, but brief downturn on October 27, 1997, now referred to as Gray Monday.

      The theme during much of the six-month period was "flight-to-quality" buying. We saw investors, still worried about the Asia crisis, favoring those investments with high credit quality ratings, such as U.S. Treasuries and mortgages. Even high yield investors tended to favor the most highly-rated high yield bonds at some points. This quality-driven buying was especially prevalent immediately after the market decline in November and December.

      In response to this trend, Treasuries rallied in December, pushing the benchmark 30-year Treasury yield to a low of a 5.92 percent on December 31. Remember a bond's yield and price are inversely related. As the yield of a bond falls, its price rises. The decline of Treasury yields was positive for government bond investors. As time progressed, investor confidence improved, lessening the degree of flight-to-quality buying.

      Despite the trouble in Asia, the U.S. stock market continued to soar to new highs. This, in turn, reinforced confidence in the high yield market, where record levels of new issues were brought to market and gobbled up by investors. Performance in the high yield market was positive throughout the period.

      Emerging market investments also gained momentum after suffering through some of the steepest declines in October. These securities excelled through most of the six-month period and were the top-performing income asset class during that time according to Salomon Brothers Total Rate-of-Return Indexes.

      Political events, such as problems with Iraq and ongoing scandals in Washington involving the President, stalled the markets at times, but never had a profound impact on investment performance. The Federal Reserve Board met to discuss interest rates and decided to leave them unchanged. All in all, it was a fairly stable six-month period, with relatively strong economic growth but no real signs of a pickup in inflation. It was a good period for fixed-income investments.

Q     WHAT TYPES OF ADJUSTMENTS DID YOU MAKE TO THE FUND?

A     The most significant move that we made was to eliminate the fund's position in foreign currency bonds. The reason for this was two-fold. First, we believed that the U.S. bond market had more potential to outperform foreign bonds on an absolute level. Secondly, yields in many foreign markets were well below yields achievable through U.S. investments.

      When we had been invested in these types of bonds, we hedged them back to the U.S. dollar to minimize currency risk, which in turn limited the income the fund could earn. The move out of this sector was the right one for the fund. It enabled us to invest assets in other sectors where we saw more opportunity to enhance income-earning potential.

Q     DID YOU MAKE ANY OTHER SIGNIFICANT PORTFOLIO ADJUSTMENTS?

A     During the period, the market enjoyed robust economic growth with relatively no inflationary pressures. We positioned the fund to take advantage of this environment by increasing its position in high yield bonds, emerging market investments, and U.S. Treasuries.

      Ever increasing demand for high yield bonds fueled gains in the market as corporate earnings continued to be strong. Record levels of supply kept pace with demand and

PERFORMANCE UPDATE

a great deal of new, lower-quality issues were consumed by the market. We stayed away from many of these riskier issues, favoring higher-quality (generally B-rated) bonds, from fundamentally strong companies. Although these higher-quality issues didn't necessarily offer the highest returns in the short run, we felt they would withstand economic or market uncertainty and provide strong returns in the long run.

      Emerging market investments excelled during the period. We took advantage of this performance by increasing our allocation to 12 percent on April 30, from 7 percent at the start of the period. Since there is more risk associated with emerging market investments, they pay a higher rate of income. This increased level of income should be beneficial for the fund's income-earning potential, and we believe that the trade-off in risk vs. return was appropriate. Additionally, we are now able to benefit from a larger pool of emerging market investment talent, made possible through the recent alliance of Zurich Kemper Investments, Inc. with Scudder Stevens & Clark, Inc. These enhanced resources will help us identify a wider variety of investment options in the emerging markets sector, which should be beneficial for the fund.

Q     GIVEN THE FLIGHT-TO-QUALITY BUYING YOU DISCUSSED, WHAT ROLE DID THE FUND'S
TREASURIES PLAY?

A     We have always maintained a significant allocation to U.S. Treasuries.
Given the recent bias towards quality issues, we increased the fund's Treasury allocation to take advantage of the strong performance. On April 30, Treasuries represented 30 percent of the fund. In addition to performance, Treasuries play an important role in maintaining a high overall credit-rating for the fund. They offset some of the lower-quality high yield and emerging market investments in the fund. This provides investors with the potential for high returns with lower volatility. At the end of the period the average credit quality of the fund was BBB rated.

Q     WHAT'S YOUR OUTLOOK FOR FIXED-INCOME MARKETS AND THE FUND IN PARTICULAR?

A     Our outlook is for economic growth to continue at a moderate pace. We don't anticipate that inflationary pressures will gain momentum. Given that type of environment, the bond markets and Kemper Diversified Income Fund should enjoy good performance.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

--------------------------------------------------------------------------------
                                  ON 4/30/98              ON 10/31/97
--------------------------------------------------------------------------------
HIGH YIELD CORPORATES                 48%                      42%
--------------------------------------------------------------------------------
EMERGING MARKETS                      12                        5
--------------------------------------------------------------------------------
FOREIGN CURRENCY BONDS                --                        5
--------------------------------------------------------------------------------
HIGH GRADE CORPORATES                  4                        7
--------------------------------------------------------------------------------
MORTGAGES                              5                        7
--------------------------------------------------------------------------------
TREASURY NOTES & BONDS                30                       29
--------------------------------------------------------------------------------
CASH AND EQUIVALENTS                   1                        5
--------------------------------------------------------------------------------
                                     100%                     100%

                                  [PIE CHART]              [PIE CHART]
                                  ON 4/30/98               ON 10/31/97

YEARS TO MATURITY

--------------------------------------------------------------------------------
                                  ON 4/30/98              ON 10/31/97
--------------------------------------------------------------------------------
CASH EQUIVALENTS                       1%                       5%
--------------------------------------------------------------------------------
1-10 YEARS                            49                       51
--------------------------------------------------------------------------------
11-20 YEARS                           22                       28
--------------------------------------------------------------------------------
21+ YEARS                             28                       16
--------------------------------------------------------------------------------
                                     100%                     100%

                                  [PIE CHART]              [PIE CHART]
                                  ON 4/30/98               ON 10/31/97

AVERAGE MATURITY

--------------------------------------------------------------------------------
                                  ON 4/30/98              ON 10/31/97
--------------------------------------------------------------------------------
AVERAGE MATURITY                  13.8 years              10.9 years
--------------------------------------------------------------------------------

* Portfolio composition is subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER DIVERSIFIED INCOME FUND

PORTFOLIO OF INVESTMENTS AT APRIL 30, 1998 (UNAUDITED)
(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--35.6%                                                  PRINCIPAL AMOUNT     VALUE
---------------------------------------------------------------------------------------------------------------------
                                         U.S. Treasury bonds
                                           13.875%, 2011                                $  4,350       $    6,562
                                           12.00%, 2013                                    9,200           13,485
                                           13.25%, 2014                                   18,000           28,595
                                           10.625%, 2015                                  28,210           42,236
                                           8.875%, 2017                                   20,675           27,346
                                           6.125%, 2027                                  150,400          153,972
                                         Federal Home Loan Mortgage Corporation,
                                             6.50%, 2023                                  25,399           25,303
                                         Government National Mortgage Association,
                                             6.50%, 2023-2024                             25,092           24,935
                                         ----------------------------------------------------------------------------
                                         TOTAL U.S. GOVERNMENT OBLIGATIONS
                                         (Cost: $315,143)                                                 322,434
                                         ----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS--11.8%
---------------------------------------------------------------------------------------------------------------------
(principal amount in U.S. dollars)    (a)Republic of Argentina
                                           6.625%, 2005                                    8,550            7,849
                                           5.50%, 2023                                     7,000            5,311
                                           9.75%, 2027                                     7,000            6,745
                                      (a)Federal Republic of Brazil
                                           6.625%, 2006                                    8,730            7,792
                                           5.25%, 2024                                     5,000            3,725
                                           10.125%, 2027                                  12,000           11,685
                                         Republic of Bulgaria,
                                           6.562%, 2011                                   10,000            7,875
                                         Republic of Poland,
                                           4.00%, 2014                                     7,990            7,291
                                         Russia Ministry of Finance - Global Bond,
                                           10.00%, 2007                                    9,220            8,851
                                         United Mexican States
                                           11.375%, 2016                                   4,000            4,690
                                           6.75%, 2019                                     5,000            4,681
                                           6.25%, 2019                                     7,000            5,919
                                           11.50%, 2026                                    5,000            6,027
                                         Republic of Venezuela
                                           6.812%, 2007                                    9,524            8,542
                                           9.25%, 2027                                    10,600            9,354
                                         ----------------------------------------------------------------------------
                                         TOTAL FOREIGN GOVERNMENT OBLIGATIONS
                                         (Cost: $105,511)                                                 106,337
                                         ----------------------------------------------------------------------------
(Dollars in thousands)
---------------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS--50.8%                                                        PRINCIPAL AMOUNT     VALUE
---------------------------------------------------------------------------------------------------------------------
ASSET BACKED                             Pacific Gas & Electric, 6.42%, 2008                 800              809
SECURITIES--.1%                          Southern California Edison Co.
                                           6.22%, 2004                                       150              151
                                           6.28%, 2005                                       300              302
                                         ----------------------------------------------------------------------------
                                                                                                            1,262
---------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS--50.8%                                                        PRINCIPAL AMOUNT     VALUE
---------------------------------------------------------------------------------------------------------------------
BROADCASTING,                            Affinity Group, Inc., 11.50%, 2003             $  1,480       $    1,569
CABLESYSTEMS                             American Banknote Corp., 11.250%, with
AND PUBLISHING--6.2%                       warrants, 2007                                  1,300            1,323
                                      (b)American Lawyer, 12.25%, 2008                       230              149
                                         Busse Broadcasting, 11.625%, 2000                   430              464
                                         CSC Holdings, Inc.
                                           7.875%, 2007                                      420              432
                                           8.125%, 2009                                    1,370            1,439
                                           10.50%, 2016                                    1,200            1,401
                                         Capstar Broadcasting
                                           9.25%, 2007                                     1,570            1,633
                                      (b)  12.75%, 2009                                    1,850            1,388
                                         Chancellor Media Corp, 8.125%, 2005                 660              661
                                      (b)Charter Communications, 14.00%, 2007              2,775            2,234
                                         Comcast Cablevision, 8.50%, 2027                    625              728
                                      (b)Comcast UK Cable Partners, Ltd.,
                                           11.20%, 2007                                    4,200            3,423
                                      (b)DIVA Systems Corp., 12.625%, 2008                 3,620            1,973
                                      (b)Diamond Cable Communications, PLC
                                           13.25%, 2004                                    2,025            1,883
                                           11.75%, 2005                                    1,100              877
                                           10.75%, 2007                                    1,300              916
                                         Frontiervision
                                           11.00%, 2006                                    1,200            1,332
                                      (b)  11.875%, 2007                                   2,560            1,971
                                         Granite Broadcasting Corp., 10.375%, 2005         1,590            1,677
                                         Intermedia Capital Partners, 11.25%, 2006         1,360            1,523
                                      (b)International Cabletel, Inc., 12.75%,
                                           2005                                            2,430            2,096
                                         Mediacom LLC, 8.50%, 2008                           580              575
                                         NTL, 10.00%, 2007                                   380              407
                                         News America Holdings, Inc., 9.25%, 2013            830              998
                                         Newsquest Capital, PLC, 11.00%, 2006                114              128
                                      (b)PX Escrow Corp., 9.625%, 2006                     1,565            1,119
                                         SFX Entertainment, Inc., 9.125%, 2008             1,825            1,770
                                         Sinclair Broadcasting Group, Inc., 8.75%,
                                           2007                                              830              848
                                         Star Choice, 13.00%, 2005                           875              927
                                         Sullivan Broadcasting, 10.25%, 2005               1,160            1,253
                                      (b)21st Century Telecom Group, Inc.,
                                           12.25%, 2008                                    4,100            2,347
                                         Tele-Communications, Inc., 9.80%, 2012            2,650            3,325
                                      (b)TeleWest Communications, PLC, 11.00%,
                                           2007                                            3,065            2,475
                                      (b)Transwestern Holdings, 11.875%, 2008              3,100            2,116
                                         Transwestern Publishing, 9.625%, 2007             5,040            5,267
                                      (b)United International Holdings, 10.75%,
                                           2008                                            2,700            1,708
                                         ----------------------------------------------------------------------------
                                                                                                           56,355
---------------------------------------------------------------------------------------------------------------------
BUSINESS SERVICES--.8%                   Allied Waste Industries
                                           10.25%, 2006                                      600              663
                                      (b)  11.30%, 2007                                    2,350            1,733
                                         Corporate Express, Inc., 9.125%, 2004               940              949
                                         Intertek Finance, 10.25%, 2006                      650              691
                                         Outdoor Systems, Inc.
                                           9.375%, 2006                                    2,410            2,555
                                           8.875%, 2007                                    1,010            1,050
                                         ----------------------------------------------------------------------------
                                                                                                            7,641
---------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------
                                                                                    PRINCIPAL AMOUNT     VALUE
---------------------------------------------------------------------------------------------------------------------
CHEMICALS AND                            Agriculture, Mining and Chemicals, Inc.,
AGRICULTURE--1.6%                          10.75%, 2003                                 $    710       $      756
                                         Atlantis Group, Inc., 11.00%, 2003                1,328            1,374
                                         Hines Horticulture, 11.75%, 2005                  2,690            2,935
                                         Huntsman Corp., 9.50%, 2007                       1,740            1,753
                                         Huntsman Polymer Corp. 11.75%, 2004               1,900            2,083
                                      (b)NL Industries, Inc., 13.00%, 2005                   280              286
                                         Octel Developments, PLC, 10.00%, 2006               530              530
                                         Terra Industries, Inc., 10.50%, 2005                650              704
                                         Texas Petrochemicals, 11.125%, 2006               2,350            2,573
                                         UCC Investors Holdings, Inc., 10.50%, 2002        1,460            1,650
                                         ----------------------------------------------------------------------------
                                                                                                           14,644
---------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS--9.2%                     Cable & Wireless Communication, 6.625%,
                                           2005                                              700              703
                                      (b)Call-Net Enterprise, Inc.
                                           13.25%, 2004                                      370              348
                                           9.27%, 2007                                     1,080              753
                                         Communication and Power Industry, Inc.,
                                           12.00%, 2005                                      550              616
                                      (b)Crown Castle International Corp.,
                                           10.625% 2007                                    3,000            2,070
                                         Dobson Communications Corp., 11.75%, 2007         2,000            2,175
                                         Econophone, Inc., 13.50%, with warrants,
                                           2007                                            2,541            2,982
                                         Esprit Telecom, 11.50%, 2007                      1,275            1,390
                                      (b)Focal Communications Corp., 12.125%,
                                           2008                                            4,730            2,791
                                         GCI General Communication, 9.75%, 2007            1,700            1,794
                                      (b)ICG Holdings, 13.50%, 2005                        2,735            2,318
                                      (b)ICG Services, Inc.
                                           10.00%, 2008                                    1,280              819
                                           9.875%, 2008                                      700              429
                                      (b)IPC Information Systems, 10.875%, 2008            1,900            1,387
                                         Interamerica Communications, 14.00%, 2007           320              330
                                      (b)Intermedia Communications, 12.25%, 2006           1,350            1,100
                                         Intermedia Communications of Florida, Inc.
                                      (b)  11.25%, 2007                                    2,080            1,672
                                           8.875%, with warrants, 2007                       770              795
                                      (b)KMC Telecom Holdings, Inc., 12.50%,
                                           2008                                            2,100            1,271
                                         Level 3 Communications, 9.125%, 2008              2,500            2,475
                                         Long Distance International, 12.25%, 2008         1,300            1,320
                                         MGC Communications, 13.00%, with warrants,
                                           2004                                            1,500            1,643
                                         McLeod, Inc.
                                      (b)  10.50%, 2007                                    4,060            3,045
                                           9.25%, 2007                                       960            1,020
                                         Metronet Communications
                                           12.00%, 2007                                      560              664
                                      (b)  10.75%, 2007                                      700              480
                                      (b)Millicom International Cellular, S.A.,
                                           13.50%, 2006                                    1,890            1,503
                                         Netia Holdings
                                      (b)  11.25%, 2007                                      875              619
                                           10.25%, 2007                                      300              308
                                      (b)Nextel Communications
                                           9.75%, 2004                                     1,530            1,473
                                           10.65%, 2007                                      710              479
                                           9.75%, 2007                                     1,910            1,227

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------
                                                                                    PRINCIPAL AMOUNT     VALUE
---------------------------------------------------------------------------------------------------------------------
                                         Nextlink Communications
                                           12.50%, 2006                                 $  1,385       $    1,593
                                      (b)  9.45%, 2008                                       930              584
                                           9.00%, 2008                                     1,170            1,193
                                      (b)PTC International Finance, B.V.,
                                           10.75%, 2007                                    8,390            5,810
                                         Performance Systems International, Inc.,
                                           10.00%, 2005                                    1,100            1,123
                                      (b)Pinnacle Holdings, 10.00%, 2008                   4,800            3,048
                                         Primus Telecommunications Group, 11.75%,
                                           with warrants, 2004                             1,000            1,130
                                         RCN Corp., 10.00%, 2007                           3,680            3,892
                                      (b)SBA Communication, 12.00%, 2008                   3,000            1,785
                                         Salem Communications, 9.50%, 2007                   980            1,024
                                         Satelites Mexicanos, S.A. de C.V.,
                                           10.125%, 2004                                     660              674
                                         Telex Communications, 10.50%, 2007                  960              871
                                         Teligent, Inc.
                                           11.50%, 2007                                    5,000            5,200
                                      (b)  11.50%, 2008                                    1,100              627
                                         USA Mobile Communications, Inc. II,
                                           14.00%, 2004                                    1,030            1,141
                                         Vanguard Cellular Systems, 9.375%, 2006           1,440            1,512
                                         Viatel, Inc.
                                      (b)  12.50%, 2008                                    1,200              738
                                           11.25%, 2008                                      930              988
                                         Winstar Communications
                                           15.00%, 2007                                    1,190            1,523
                                           11.00%, 2008                                      330              320
                                           10.00%, 2008                                      855              836
                                         Winstar Equipment,
                                           12.50%, 2004                                      230              258
                                         Winstar Equipment II Corp., 12.50%, 2004          2,400            2,694
                                         Worldcom, Inc.
                                           7.75%, 2004 and 2007                            2,125            2,339
                                         ----------------------------------------------------------------------------
                                                                                                           82,902
---------------------------------------------------------------------------------------------------------------------
CONSTRUCTION                             Airxcel, 11.00%, 2007                             1,330            1,410
MATERIALS--2.1%                          Brand Scafford Services, Inc., 10.25%,
                                           2008                                              500              510
                                      (b)Building Materials Corporation of
                                           America, 11.75%, 2004                           2,700            2,632
                                         Desa International, 9.875%, 2007                  4,900            5,010
                                         Falcon Building Products, Inc., 9.50%,
                                           2007                                            2,025            2,050
                                         Kevco, 10.375%, 2007                              2,180            2,267
                                         Nortek, Inc., 9.125%, 2007                        2,390            2,447
                                         Terex Corp., 8.875%, 2008                         1,300            1,290
                                         Waxman Industries, Inc.
                                      (b)  12.75%, 2004                                      370              342
                                      (c)  222,607 warrants expiring 2004                                     456
                                         Werner Holdings, 10.00%, 2007                       850              889
                                         ----------------------------------------------------------------------------
                                                                                                           19,303
---------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS                        AMF Bowling World
AND SERVICES--4.4%                    (b)  12.25%, 2006                                      355              288
                                           10.875%, 2006                                   3,010            3,311
                                         Cinemark USA, Inc., 9.625%, 2008                  3,030            3,166
                                         Coinmach Corp., 11.75%, 2005                      3,120            3,471
                                         Dimon, Inc., 8.875%, 2006                           825              833
                                         Grupo Azucarero Mexico, S.A. de C.V.,
                                           11.50%, 2005                                    1,160              940
                                         Hedstrom Corp., 10.00%, 2007                      2,860            2,931

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------
                                                                                    PRINCIPAL AMOUNT     VALUE
---------------------------------------------------------------------------------------------------------------------
                                         Herff Jones, Inc., 11.00%, 2005                $  1,050       $    1,144
                                         IMPAC Group, Inc., 10.125%, 2008                  1,600            1,632
                                         Imperial Home Decor Group, Inc.,
                                           11.00%, 2008                                      900              934
                                         Kinder-Care Learning Centers, 9.50%, 2009         2,990            2,997
                                         Mastellone Hermanos, S.A., 11.75%, 2008           1,300            1,326
                                         Nabisco, Inc., 6.375%, 2035                       1,050            1,022
                                         Nine West Group, 9.00%, 2007                        630              611
                                         Perkins Family Restaurants, L.P.,
                                           10.125%, 2007                                     650              686
                                         Premier Parks, Inc., 12.00%, 2003                   660              733
                                         Riddell Sports, Inc., 10.50%, 2007                3,230            3,359
                                         Royal Caribbean, 8.25%, 2005                        750              809
                                      (b)Sealy Mattress, 10.875%, 2007                     1,025              687
                                      (b)Six Flags Theme Park, 12.25%, 2005                4,330            4,833
                                         Spin Cycle, 12.75%, 2005                          1,570            1,115
                                         United Artists Theatre, 9.75%, 2008               2,320            2,337
                                         Van De Kamps, Inc., 12.00%, 2005                    900            1,017
                                         ----------------------------------------------------------------------------
                                                                                                           40,182
---------------------------------------------------------------------------------------------------------------------
DRUGS AND                                Dade International, Inc., 11.125%, 2006           1,000            1,103
HEALTH CARE--1.8%                        Jackson Products, Inc., 9.50%, 2005                 830              838
                                         Magellan Health Services, 9.00%, 2008             2,880            2,887
                                         Multicare Co., 9.00%, 2007                        1,995            1,988
                                         Paracelsus Healthcare, 10.00%, 2006                 480              497
                                      (b)Paragon Healthcare Networks, 10.50%,
                                           2007                                            8,770            5,788
                                         Tenet Healthcare, 8.625%, 2003                    2,000            2,118
                                         Vencor, 9.875%, 2005                              1,300            1,315
                                         ----------------------------------------------------------------------------
                                                                                                           16,534
---------------------------------------------------------------------------------------------------------------------
ENERGY AND RELATED                       Abraxas Petroleum, 11.50%, 2004                     110              114
SERVICES--2.8%                           Bellweather Exploration Co., 10.875%, 2007        2,000            2,105
                                         Benton Oil & Gas Co.
                                           11.625%, 2003                                   3,000            3,217
                                           9.375%, 2007                                      680              675
                                         Chesapeake Energy Corp., 9.625%, 2005               990              995
                                         Coho Energy, Inc., 8.875%, 2007                     420              397
                                         Commonwealth Edison
                                           7.375%, 2004                                      850              882
                                           7.00%, 2005                                       250              257
                                         Dailey International, 9.50%, 2008                 1,400            1,400
                                         Denbury Management, 9.00%, 2008                     280              278
                                         Espirito Santos Centrais Electricas S.A.,
                                           10.00%, 2007                                    2,140            2,049
                                         Forcenergy Gas Exploration, 9.50%, 2006           2,320            2,372
                                         GTE North Inc., 6.90%, 2008                       1,400            1,454
                                         Hyder PLC, 6.875%, 2007                             600              611
                                         Mariner Energy, 10.50%, 2006                        300              311
                                         Michael Petroleum Corp., 11.50%, 2005               600              594
                                         Pacalta Resources, Ltd., 10.75%, 2004             2,000            2,050
                                         Parker Drilling Corp., 9.75%, 2006                  240              255
                                         Plains Resources, 10.25%, 2006                    1,660            1,789
                                         RAM Energy, 11.50%, 2008                            600              606
                                         Rutherford-Moran Oil Corp., 10.75%, 2004            740              788
                                         United Meridian Corp., 10.375%, 2005              1,570            1,735
                                         Yorkshire Power Finance, 6.496%, 2008               100               99
                                         ----------------------------------------------------------------------------
                                                                                                           25,033
---------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------
                                                                                    PRINCIPAL AMOUNT     VALUE
---------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES,                      BCH Cayman Islands, 7.70%, 2006                $  1,000       $    1,067
HOME BUILDERS                            Beazer Homes
AND REAL ESTATE--3.2%                      9.00%, 2004                                       200              200
                                           8.875%, 2008                                      970              963
                                         Del Webb Corp., 9.75%, 2008                       3,060            3,167
                                         Falcon Holding Group L.P.
                                      (b)  9.285%, 2010                                    1,610            1,022
                                           8.375%, 2010                                    1,760            1,738
                                         Forecast Group, L.P., 11.375%, 2000               1,125            1,086
                                         Fortress Group, 13.75%, 2003                      2,560            2,861
                                         Green Tree Financial Corp., 7.29%, 2030           2,500            2,496
                                         Hovnanian Enterprises, 11.25%, 2002               1,984            2,056
                                         Lehman Brothers Holdings, 7.375%, 2007            2,000            2,104
                                         NCNB/Nationsbank Corp., 9.50%, 2004               1,000            1,158
                                         NVR, Inc., 8.00%, 2005                              645              634
                                         New Millen Home Building, 12.00%, 2004              250              244
                                         Presley Companies, 12.50%, 2001                      90               86
                                         Schuler Homes, 9.00%, 2008                          650              640
                                         Scotland International B.V., 8.80%, 2004            700              780
                                         UDC Homes, 12.50%, 2000                             740              755
                                         U.S. West Cap Funding
                                           7.90%, 2027                                     1,000            1,138
                                           7.95%, 2097                                     1,250            1,440
                                         Williams Scotsman, Inc., 9.875%, 2007             2,790            2,930
                                         ----------------------------------------------------------------------------
                                                                                                           28,565
---------------------------------------------------------------------------------------------------------------------
HOTELS AND                               Eldorado Resorts, 10.50%, 2006                    1,120            1,229
GAMING--.9%                              Empress River Casino, 10.75%, 2002                  810              871
                                         HMH Properties, 8.875%, 2007                        190              209
                                         Hard Rock Hotel, 9.25%, 2005                        450              459
                                         Harvey's Casino Resorts, 10.625%, 2006            2,630            2,932
                                         Players International, 10.875%, 2005              1,475            1,608
                                         Trump Atlantic City, 11.25%, 2006                   540              536
                                         ----------------------------------------------------------------------------
                                                                                                            7,844
---------------------------------------------------------------------------------------------------------------------
MANUFACTURING, METALS                    AEI Holdings, 10.00%, 2007                          830              863
AND MINING--8.3%                         Accuride, 9.25%, 2008                             1,400            1,403
                                         Aftermarket Technology, 12.00%, 2004                885              979
                                         Alvey Systems, 11.375%, 2003                      1,555            1,664
                                         Bar Technologies, 13.50%, 2001                    2,030            2,182
                                         Centaur Mining, 11.00%, 2007                      2,850            2,978
                                         Collins & Aikman Corp., 11.50%, 2006              1,200            1,344
                                         Columbus McKinnon, 8.50%, 2008                      400              396
                                         Day International Group, Inc.
                                           11.125%, 2005                                   2,660            2,899
                                           9.50%, 2008                                       420              425
                                         Doe Run Co.
                                           12.00%, 2003                                      900              936
                                           11.25%, 2005                                    1,950            2,047
                                         Doskocil Manufacturing Co., 10.125%, 2007         1,030            1,082
                                         Dyersburg Corp., 9.75%, 2007                      3,295            3,394
                                         E-P Acquisition, Inc., 9.375%, 2008                 250              252
                                         Earle M. Jorgensen Co., 9.50%, 2005               2,630            2,623
                                         Euramax International, PLC, 11.25%, 2006          4,165            4,550
                                         Foamex, L.P.
                                           13.50%, 2005                                      890            1,028
                                           9.875%, 2007                                      640              691
                                         GS Technologies
                                           12.00%, 2004                                      330              361
                                           12.25%, 2005                                      650              731

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------
                                                                                    PRINCIPAL AMOUNT     VALUE
---------------------------------------------------------------------------------------------------------------------
                                         Great Central Mines LTD, 8.875%, 2008          $    825       $      825
                                      (b)Grove Holdings LLC, 11.56% 2009                     340              198
                                         Grove Investors, 14.50%, 2010                       650              650
                                         Grove Worldwide LLC, 9.25%, 2008                    650              652
                                         Hayes Wheels International, Inc., 9.125%,
                                           2007                                            1,000            1,050
                                         JPS Automotive Products Corp.,
                                           11.125%, 2001                                   1,530            1,706
                                         Knoll, Inc., 10.875%, 2006                        1,638            1,847
                                         Koppers Industries, 9.875%, 2007                  3,650            3,750
                                         MMI Products, Inc., 11.25%, 2007                  2,150            2,370
                                         Motors and Gears, Inc., 10.75%, 2006              1,620            1,725
                                         NSM Steel
                                           12.00%, 2006                                    1,530            1,453
                                           12.25%, 2008                                    1,820            1,765
                                         Neenah Corp., 11.125%, 2007                       2,790            3,076
                                         Park-Ohio Industries, 9.25%, 2007                 2,660            2,753
                                         Prestolite Electric, Inc. 9.625%, 2008              975              999
                                         Renco Steel Holdings, 10.875%, 2005               1,060            1,087
                                         Scovill Fasteners, 11.25%, 2007                   2,200            2,294
                                         Spinnaker Industries, Inc., 10.75%, 2006          5,110            5,302
                                         Thermadyne Industries, Inc.
                                           10.25%, 2002                                    1,497            1,557
                                           10.75%, 2003                                      262              280
                                         Venture Holdings, 9.50%, 2005                     1,540            1,575
                                         WCI Steel, Inc., 10.00%, 2004                       300              311
                                         Wells Aluminum Corp., 10.125%, 2005               2,970            3,156
                                         Wheeling-Pittsburgh Corp., 9.25%, 2007            1,670            1,703
                                         ----------------------------------------------------------------------------
                                                                                                           74,912
---------------------------------------------------------------------------------------------------------------------
PAPER, FOREST PRODUCTS                   AEP Industries, Inc., 9.875%, 2007                  650              674
AND CONTAINERS--3.8%                     BPC Holding Corp., 12.50%, 2006                     810              887
                                         Berry Plastics Corp., 12.25%, 2004                  505              550
                                         Doman Industries, Ltd., 9.25%, 2007               2,280            2,291
                                         Fonda Group, 9.50%, 2007                          2,000            1,960
                                         Gaylord Container Corp.
                                           12.75%, 2005                                    2,220            2,375
                                           9.75%, 2007                                       520              527
                                           9.875%, 2008                                    4,000            3,930
                                         Graham Packaging Co.
                                           9.25%, 2008                                       660              663
                                      (b)  10.75%, 2009                                      610              384
                                         Maxxam Group, Inc.
                                      (b)  12.25%, 2003                                      150              153
                                           11.25%, 2003                                    2,080            2,200
                                         National Fiberstock Corp., 11.625%, 2002            910              965
                                         Norampac, 9.50%, 2008                             1,830            1,885
                                         Pindo Deli Finance Mauritius, Ltd.,
                                           10.75%, 2007                                       70               57
                                         Plainwell, Inc., 11.00%, 2008                     1,040            1,072
                                         Printpack, Inc.
                                           9.875%, 2004                                      170              178
                                           10.625%, 2006                                   1,700            1,819
                                         Riverwood International
                                           10.25%, 2006                                    1,000            1,035
                                           10.625%, 2007                                     525              554
                                           10.875%, 2008                                   4,045            4,075
                                      (b)SF Holdings Group, Inc., 12.75%, 2008             1,000              560

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------------------
                                                                                      PRINCIPAL AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------------------
                                         Stone Container Corp.
                                           9.875%, 2001                                   $  2,960       $    3,049
                                           12.25%, 2002                                        190              196
                                           11.50%, 2006                                        950            1,036
                                         U.S. Can Corp., 10.125%, 2006                       1,030            1,084
                                         ------------------------------------------------------------------------------
                                                                                                             34,159
-----------------------------------------------------------------------------------------------------------------------
RETAILING--3.5%                          AFC Enterprises, 10.25%, 2007                       3,120            3,315
                                         Advantica Restaurant Company, 11.25%, 2008          4,015            4,216
                                         Ameriking, 10.75%, 2006                             1,999            2,139
                                         Cole National Group, 9.875%, 2006                     700              756
                                         Federated Department Stores, Inc., 10.00%,
                                           2001                                              2,000            2,193
                                         Finlay Enterprises, 9.00%, 2008                       500              504
                                         Galey & Lord, 9.125%, 2008                            860              863
                                         Guitar Center Management, 11.00%, 2006                307              342
                                         Iron Age Holdings, Corp.
                                           9.875%, 2008                                        630              633
                                      (b)  12.125%, 2009                                       570              323
                                      (b)J. Crew Group, Inc., 13.125%, 2008                  2,000            1,040
                                         J. Crew Operating Corp., 10.375%, 2007              1,040              988
                                         Jafra Cosmetics International, Inc.,
                                           11.750%, 2008                                       850              856
                                         Krystal Co., 10.25%, 2007                             870              900
                                         Pathmark Stores, 9.625%, 2003                       3,040            3,070
                                         Petro Stopping Centers, 10.50%, 2007                3,050            3,816
                                         Phillips Van-Heusen, 9.50%, 2008                      990              990
                                         Specialty Retailers, 9.00%, 2007                      460              475
                                         TravelCenters America, Inc., 10.25%, 2007           3,830            4,041
                                         ------------------------------------------------------------------------------
                                                                                                             31,460
-----------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--.4%                          Axiohm Transaction Solutions, Inc.,
                                           9.750%, 2007                                        750              763
                                         Dell Computer Corp., 7.10%, 2028                      400              400
                                         Viasystems, Inc., 9.75%, 2007                       2,700            2,821
                                         ------------------------------------------------------------------------------
                                                                                                              3,984
-----------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.7%                     Canadian Airlines Corp., 10.00%, 2005               1,000            1,010
                                         Continental Airlines
                                           7.75%, 2014                                         996            1,058
                                           6.90%, 2018                                       1,000            1,002
                                         Delta Air Lines
                                           9.875%, 2008                                      1,347            1,532
                                           9.75%, 2021                                       2,500            3,226
                                         TFM, S.A. de C.V., 10.25%, 2007                     5,370            5,518
                                      (b)Transtar Holdings, L.P., 13.375%, 2003                670              615
                                         Trans World Airlines, Inc., 11.375%, 2006             960              960
                                         ------------------------------------------------------------------------------
                                                                                                             14,921
                                         ------------------------------------------------------------------------------
                                         TOTAL CORPORATE OBLIGATIONS
                                         (Cost: $444,015)                                                   459,701
                                         ------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF SHARES
                                                                                             OR
                                                                                      PRINCIPAL AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED                  (c)Capital Pacifics Holdings                           4,345 shs.  $        4
STOCKS--.8%                              Clark USA, PIK, preferred                           3,701              396
                                         Crown American Realty, preferred                   18,450            1,015
                                         Day International Exchange, PIK, preferred            360              372
                                         Dobson Communication, PIK, preferred                  493              531
                                         Eagle-Picher Holdings                                 180            1,040
                                      (c)Empire Gas Corp., warrants                          2,208               11
                                      (c)Foamex International, warrants                      1,200               24
                                      (c)Intelcom Group, Inc.                                4,026               74
                                         Nextel, PIK, preferred                              1,360            1,455
                                         Nextlink Communication, convertible
                                           preferred                                         2,500              118
                                         SF Holdings, PIK, preferred                            30              274
                                         Sinclair Capital, preferred                        13,500            1,471
                                         21st Century Telecom Group, Inc., preferred           220              246
                                         ------------------------------------------------------------------------------
                                         TOTAL COMMON AND PREFERRED STOCKS
                                         (Cost: $6,518)                                                       7,031
                                         ------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
MONEY MARKET                             Yield--5.50% to 5.63%
INSTRUMENTS--16.2%                       Due--May 1998
                                         Countrywide Home Loans                           $ 33,000           32,945
                                         Merrill Lynch & Co., Inc.                          22,000           21,962
                                         Mid-Atlantic Fuel Co.                              20,000           20,000
                                         Sanwa Business Credit                              27,000           26,904
                                         Other                                              45,000           44,930
                                         ------------------------------------------------------------------------------
                                         TOTAL MONEY MARKET INSTRUMENTS--16.2%
                                         (Cost: $146,744)                                                   146,741
                                         ------------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--115.2%
                                         (Cost: $1,017,931)                                               1,042,244
                                         ------------------------------------------------------------------------------
                                         LIABILITIES, LESS CASH AND OTHER ASSETS--(15.2)%                  (137,898)
                                         ------------------------------------------------------------------------------
                                         NET ASSETS--100%                                                $  904,346
                                         ------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Variable rate security. Rate shown is the effective rate on April 30, 1998 and date shown represents the final maturity of the obligation.

(b) Deferred interest obligation; currently zero coupon under the terms of the initial offering.

(c) Non-income producing security.

Based on the cost of investments of $1,017,931,000 for federal income tax purposes at April 30, 1998, the gross unrealized appreciation was $25,872,000, the gross unrealized depreciation was $1,559,000 and the net unrealized appreciation on investments was $24,313,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 1998 (UNAUDITED)
(IN THOUSANDS)

--------------------------------------------------------------------------
 ASSETS
--------------------------------------------------------------------------
Investments, at value
(Cost: $1,017,931)                                              $1,042,244
--------------------------------------------------------------------------
Cash                                                                 2,109
--------------------------------------------------------------------------
Receivable for:
  Investments sold                                                   6,820
--------------------------------------------------------------------------
  Fund shares sold                                                     874
--------------------------------------------------------------------------
  Interest                                                          18,974
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 1,071,021
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
--------------------------------------------------------------------------

Payable for:
  Investments purchased                                            165,244
--------------------------------------------------------------------------
  Fund shares redeemed                                                 305
--------------------------------------------------------------------------
  Management fee                                                       425
--------------------------------------------------------------------------
  Distribution services fee                                            203
--------------------------------------------------------------------------
  Administrative services fee                                          173
--------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses               234
--------------------------------------------------------------------------
  Trustees' fees                                                        91
--------------------------------------------------------------------------
    Total liabilities                                              166,675
--------------------------------------------------------------------------
NET ASSETS                                                      $  904,346
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------

Paid-in capital                                                 $  999,795
--------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                             (121,518)
--------------------------------------------------------------------------
Net unrealized appreciation on investments                          24,313
--------------------------------------------------------------------------
Undistributed net investment income                                  1,756
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $  904,346
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 THE PRICING OF SHARES
--------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($580,762 / 95,598 shares outstanding)                             $6.07
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 4.71% of
  net asset value or 4.50% of offering price)                        $6.36
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($300,722 / 49,565 shares outstanding)                             $6.07
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($22,862 / 3,745 shares outstanding)                               $6.10
--------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)
(IN THOUSANDS)

-----------------------------------------------------------------------
 NET INVESTMENT INCOME
-----------------------------------------------------------------------
Interest income                                                 $37,421
-----------------------------------------------------------------------
Expenses:
  Management fee                                                  2,505
-----------------------------------------------------------------------
  Distribution services fee                                       1,203
-----------------------------------------------------------------------
  Administrative services fee                                     1,004
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses          1,187
-----------------------------------------------------------------------
  Professional fees                                                  40
-----------------------------------------------------------------------
  Reports to shareholders                                           159
-----------------------------------------------------------------------
  Trustees' fees and other                                           35
-----------------------------------------------------------------------
    Total expenses                                                6,133
-----------------------------------------------------------------------
NET INVESTMENT INCOME                                            31,288
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------

  Net realized gain on sales of investments and foreign
    currency transactions                                         6,025
-----------------------------------------------------------------------
  Net realized loss from futures transactions                      (413)
-----------------------------------------------------------------------
    Net realized gain                                             5,612
-----------------------------------------------------------------------
  Change in net unrealized appreciation on investments and
    assets and liabilities in foreign currencies                 11,061
-----------------------------------------------------------------------
Net gain on investments                                          16,673
-----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $47,961
-----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                 SIX MONTHS
                                                                   ENDED
                                                                 APRIL 30,              YEAR ENDED
                                                                    1998                OCTOBER 31,
                                                                (UNAUDITED)                1997
---------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------------------------------
  Net investment income                                           $ 31,288                 61,302
---------------------------------------------------------------------------------------------------
  Net realized gain                                                  5,612                  7,102
---------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                             11,061                 (5,336)
---------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                47,961                 63,068
---------------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income               (32,344)               (66,506)
---------------------------------------------------------------------------------------------------
Net increase from capital share transactions                        27,186                 86,229
---------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                        42,803                 82,791
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
 NET ASSETS
---------------------------------------------------------------------------------------------------

Beginning of period                                                861,543                778,752
---------------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed
net investment income of
$1,756 and $2,812, respectively)                                  $904,346                861,543
---------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    DESCRIPTION OF THE
     FUND Kemper Diversified Income Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund offers three classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are no longer offered. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------
2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities that are traded on a domestic securities exchange are valued at the last sale price on the exchange where primarily traded or, if there is no recent sale, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded.
                             Securities not so traded are valued at the last current bid quotation if market quotations are available. Financial futures and options are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Over-the-counter traded options are valued based upon prices provided by market makers.
                             Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by a recognized dealer. If such quotations are not readily available, the rate of exchange is determined in good faith by the Board of Trustees. Income and expenses and purchases and sales of investments are translated into U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions. The Fund includes that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain (loss) on investments, as appropriate.

NOTES TO FINANCIAL STATEMENTS

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis and includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies for the six months ended April 30, 1998. The accumulated net realized loss on sales of investments for federal income tax purposes at April 30, 1998, amounting to approximately $117,585,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the period 1998 through 2003.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------
3    TRANSACTIONS
     WITH AFFILIATES         INVESTMENT MANAGER COMBINATION. Effective December
                             31, 1997, Zurich Insurance Company, the parent of
                             Zurich Kemper Investments, Inc. (ZKI), acquired a majority interest in Scudder, Stevens & Clark, Inc.
                             (Scudder), another major investment manager. As a result of this transaction, the operations of ZKI were combined with Scudder to form a new global investment organization named Scudder Kemper
                             Investments, Inc. (Scudder Kemper). The transaction resulted in the termination of the Fund's investment management agreement with ZKI, however, a new investment management agreement between the Fund and Scudder Kemper was approved by the Fund's
                             Board of Trustees and by the Fund's shareholders.
                             The new management agreement, which was effective
                             December 31, 1997, is the same in all material respects as the previous management agreement, except that Scudder Kemper is the new investment adviser to the Fund. In addition, the names of the Fund's principal underwriter and shareholder service agent were changed to Kemper Distributors, Inc. (KDI) and Kemper Service Company (KSvC), respectively.

                             MANAGEMENT AGREEMENT. The Fund has a management agreement with Scudder Kemper, and pays a management fee at an annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $2,505,000 for the six months ended April 30, 1998.

NOTES TO FINANCIAL STATEMENTS

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with KDI. Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                     COMMISSIONS     COMMISSIONS ALLOWED
                                                                   RETAINED BY KDI     BY KDI TO FIRMS
                                                                   ---------------   -------------------
                             Six months ended April 30, 1998           $86,000             749,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares as follows:

                                                                   DISTRIBUTION FEES     COMMISSIONS AND
                                                                       AND CDSC         DISTRIBUTION FEES
                                                                    RECEIVED BY KDI    PAID BY KDI TO FIRMS
                                                                   -----------------   --------------------
                             Six months ended April 30, 1998          $1,441,000            1,659,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                      ASF PAID BY      ASF PAID BY KDI
                                                                    THE FUND TO KDI       TO FIRMS
                                                                    ----------------   ---------------
                             Six months ended April 30, 1998           $1,004,000         1,043,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, KSvC is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $957,000 for the six months ended April 30, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. For the six months ended April 30, 1998, the Fund made no payments to its officers and incurred trustees' fees of $16,000 to independent trustees.

--------------------------------------------------------------------------------
4    INVESTMENT
     TRANSACTIONS            For the six months ended April 30, 1998, investment
                             transactions (excluding short-term instruments) are as follows (dollars in thousands):

                             Purchases                                $2,180,254

                             Proceeds from sales                       2,114,409

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                       SIX MONTHS ENDED                    YEAR ENDED
                                                          APRIL 30,                        OCTOBER 31,
                                                             1998                             1997
                                                    ----------------------           -----------------------
                                                    SHARES         AMOUNT            SHARES         AMOUNT
                             -------------------------------------------------------------------------------
                              SHARES SOLD
                              Class A                11,290       $69,052             21,099       $ 125,985
                             -------------------------------------------------------------------------------
                              Class B                 8,568        51,918             19,403         116,147
                             -------------------------------------------------------------------------------
                              Class C                 1,549         9,450              1,933          11,608
                             -------------------------------------------------------------------------------
                              Class I                    --            --                  1               8
                             -------------------------------------------------------------------------------
                             -------------------------------------------------------------------------------
                              SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                              Class A                 2,222        13,448              4,612          27,529
                             -------------------------------------------------------------------------------
                              Class B                 1,107         6,693              2,401          14,136
                             -------------------------------------------------------------------------------
                              Class C                    76           467                 92             564
                             -------------------------------------------------------------------------------
                             -------------------------------------------------------------------------------
                              SHARES REDEEMED
                              Class A               (14,239)      (86,486)           (23,040)       (137,971)
                             -------------------------------------------------------------------------------
                              Class B                (5,635)      (34,675)           (11,474)        (68,173)
                             -------------------------------------------------------------------------------
                              Class C                  (437)       (2,670)              (597)         (3,595)
                             -------------------------------------------------------------------------------
                              Class I                    (2)          (11)                (2)             (9)
                             -------------------------------------------------------------------------------
                             -------------------------------------------------------------------------------
                              CONVERSION OF SHARES
                              Class A                 4,312        26,170              4,260          25,490
                             -------------------------------------------------------------------------------
                              Class B                (4,317)      (26,170)            (4,266)        (25,490)
                             -------------------------------------------------------------------------------
                              NET INCREASE FROM
                              CAPITAL SHARE TRANSACTIONS          $27,186                          $  86,229
                             -------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           -----------------------------------------
                                                            CLASS A
                                           -----------------------------------------
                                           SIX MONTHS      YEAR ENDED OCTOBER 31,
                                           ENDED APRIL   ---------------------------
                                            30, 1998     1997   1996    1995    1994
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------
Net asset value, beginning of period          $5.96      5.99    5.98    5.77   6.23
------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .22      .46      .46     .55    .52
------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments and foreign currency           .12      .01      .12     .16   (.45)
------------------------------------------------------------------------------------
Total from investment operations                .34      .47      .58     .71    .07
------------------------------------------------------------------------------------
Less distribution from net investment
  income                                        .23      .50      .57     .50    .53
------------------------------------------------------------------------------------
Net asset value, end of period                $6.07      5.96    5.99    5.98   5.77
------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  5.76%     8.13   10.27   12.90   1.02
------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------
Expenses                                       1.01%     1.03    1.03    1.09   1.12
------------------------------------------------------------------------------------
Net investment income                          7.31%     7.68    7.72    9.43   8.81
------------------------------------------------------------------------------------

                                           ------------------------------------------------
                                                               CLASS B
                                           ------------------------------------------------
                                                          YEAR ENDED OCTOBER      MAY 31
                                           SIX MONTHS            31,                TO
                                           ENDED APRIL   --------------------   OCTOBER 31,
                                            30, 1998     1997    1996   1995       1994
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------
Net asset value, beginning of period          $5.96       5.99   5.98    5.77      5.94
-------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .19        .40   .41      .49       .19
-------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments and foreign currency           .12        .01   .12      .16      (.17)
-------------------------------------------------------------------------------------------
Total from investment operations                .31        .41   .53      .65       .02
-------------------------------------------------------------------------------------------
Less distribution from net investment
  income                                        .20        .44   .52      .44       .19
-------------------------------------------------------------------------------------------
Net asset value, end of period                $6.07       5.96   5.99    5.98      5.77
-------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  5.26%      7.13   9.23   11.87       .35
-------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------------
Expenses                                       1.96%      1.98   1.96    2.04      1.97
-------------------------------------------------------------------------------------------
Net investment income                          6.36%      6.73   6.79    8.48      8.01
-------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                ------------------------------------------
                                                 CLASS C
                                ------------------------------------------
                                SIX MONTHS     YEAR ENDED        MAY 31
                                  ENDED        OCTOBER 31,         TO
                                APRIL 30,   -----------------  OCTOBER 31,
                                   1998     1997  1996  1995      1994
--------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------
Net asset value, beginning of
period                            $5.99     6.01  6.00   5.79     5.95
--------------------------------------------------------------------------
Income from investment
operations:
  Net investment income             .19      .42   .41    .50      .20
--------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investments
  and foreign currency              .12      .01   .12    .16     (.17)
--------------------------------------------------------------------------
Total from investment
operations                          .31      .43   .53    .66      .03
--------------------------------------------------------------------------
Less distribution from net
investment income                   .20      .45   .52    .45      .19
--------------------------------------------------------------------------
Net asset value, end of period    $6.10     5.99  6.01   6.00     5.79
--------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)      5.29%    7.37  9.33  11.95      .55
--------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------
Expenses                           1.82%    1.85  1.86   1.86     1.96
--------------------------------------------------------------------------
Net investment income              6.50%    6.86  6.89   8.68     8.02
--------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
-----------------------------------------------------------------------------------------------------
                                              SIX MONTHS
                                                ENDED                YEAR ENDED OCTOBER 31,
                                              APRIL 30,    ------------------------------------------
                                                 1998        1997      1996      1995      1994
-----------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)     $904,346     861,543   778,752   754,222   738,014
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate                             486%        347       310       286       179
-----------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Data for the period ended April 30, 1998 is unaudited.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 3, 1997, a special shareholders' meeting was held and adjourned as necessary. Kemper Diversified Income Fund shareholders were asked to vote on five separate issues: election of the nine members to the Board of Trustees, ratification of Ernst & Young LLP as independent auditors, approval of a new investment management agreement with Scudder Kemper Investments, Inc., approval of changes in the fund's fundamental investment policies to permit a master/feeder fund structure and approval of a new rule 12b-1 distribution plan with Zurich Kemper Distributors, Inc. for Class B shares and Class C shares. The following are the results for each issue:

1) Election of Trustees

                              For        Withheld
   David W. Belin          89,040,659    1,599,272
   Lewis A. Burnham        89,117,688    1,522,243
   Donald L. Dunaway       89,116,342    1,523,588
   Robert B. Hoffman       89,114,630    1,525,300
   Donald R. Jones         89,113,215    1,526,715
   Shirley D. Peterson     89,012,815    1,627,115
   Daniel Pierce           88,978,429    1,661,501
   William P. Sommers      89,106,058    1,533,873
   Edmond D. Villani       88,979,095    1,660,836

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the current fiscal year.

                    For         Against          Abstain
                87,952,563      659,414         2,027,954

3) Approval of a new investment management agreement with Scudder Kemper Investments, Inc.

                    For          Against         Abstain
                83,423,029      1,387,667       3,137,135

4) Approval of changes in the fund's fundamental investment policies to permit a master/feeder fund structure.

                    For          Against         Abstain
                73,927,801      2,578,383       4,577,427

5) To approve a new rule 12b-1 distribution plan with Zurich Kemper Distributors, Inc.

                    For          Against         Abstain
   Class B      25,703,837       500,546        1,110,748
   Class C       1,309,973        16,999           25,083

NOTES

TRUSTEES & OFFICERS

TRUSTEES                     OFFICERS

DANIEL PIERCE                MARK CASADY                 ROBERT C. PECK, JR.
Chairman and Trustee         President                   Vice President

DAVID W. BELIN               PHILIP J. COLLORA           KATHRYN L. QUIRK
Trustee                      Vice President and          Vice President
                             Secretary
LEWIS A. BURNHAM                                         HARRY E. RESIS, JR.
Trustee                      JOHN R. HEBBLE              Vice President
                             Treasurer
DONALD L. DUNAWAY                                        RICHARD L. VANDENBERG
Trustee                      ROBERT S. CESSINE           Vice President
                             Vice President
ROBERT B. HOFFMAN                                        LINDA J. WONDRACK
Trustee                      JERALD K. HARTMAN           Vice President
                             Vice President
DONALD R. JONES                                          MAUREEN E. KANE
Trustee                      THOMAS W. LITTAUER          Assistant Secretary
                             Vice President
SHIRLEY D. PETERSON                                      CAROLINE PEARSON
Trustee                      ANN M. MCCREARY             Assistant Secretary
                             Vice President
WILLIAM P. SOMMERS                                       ELIZABETH C. WERTH
Trustee                      MICHAEL A. MCNAMARA         Assistant Secretary
                             Vice President
EDMOND D. VILLANI
Trustee


--------------------------------------------------------------------------------
LEGAL COUNSEL                        VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                     222 North LaSalle Street
                                     Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER                          KEMPER SERVICE COMPANY
SERVICE AGENT                        P.O. Box 419557
                                     Kansas City, MO 64141
--------------------------------------------------------------------------------
CUSTODIAN AND                        INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                       801 Pennsylvania
                                     Kansas City, MO 64105
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER                KEMPER DISTRIBUTORS, INC.
                                     222 South Riverside Plaza Chicago, IL 60606 www.kemper.com

[KEMPER FUNDS LOGO]
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)




Printed on recycled paper in the U.S.A.
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unless preceded or accompanied by a
Kemper Income Funds prospectus.
KDIF-3 (6/98) 1048360